Exhibit 99.(j)(i)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Virtus Opportunities Trust of our reports dated November 23, 2022, relating to the financial statements and financial highlights, which appear in the Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Global Real Estate Securities Fund, Virtus Duff & Phelps International Real Estate Securities Fund, Virtus Duff & Phelps Real Asset Fund, Virtus Duff & Phelps Real Estate Securities Fund, Virtus KAR Developing Markets Fund, Virtus KAR Emerging Markets Small-Cap Fund, Virtus KAR International Small-Mid Cap Fund, Virtus Vontobel Emerging Markets Opportunities Fund, Virtus Vontobel Foreign Opportunities Fund, Virtus Vontobel Global Opportunities Fund, Virtus Vontobel Greater European Opportunities Fund, Virtus Newfleet Core Plus Bond Fund, Virtus Newfleet High Yield Fund, Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Newfleet Multi-Sector Short Term Bond Fund, Virtus Newfleet Senior Floating Rate Fund and Virtus Seix Tax-Exempt Bond Fund Annual Reports on Form N-CSR for the year ended September 30, 2022. We also consent to the references to us under the headings “Glossary”, “Independent Registered Public Accounting Firm”, “Financial Statements”, “Non-Public Portfolio Holdings Information” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 25, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Virtus Opportunities Trust of our report dated November 23, 2022, relating to the financial statements and financial highlights, which appears in the Virtus FORT Trend Fund Annual Report on Form N-CSR for the year ended September 30, 2022. We also consent to the references to us under the headings “Glossary”, “Independent Registered Public Accounting Firm”, “Financial Statements”, “Non-Public Portfolio Holdings Information” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 25, 2023